SIX CIRCLES FUNDS
Six Circles Multi-Strategy Fund
Supplement dated September 30, 2026
to the Summary Prospectus and Prospectus
dated May 1, 2026
(the “Prospectus”)
On September 15, 2026, the Board of Trustees for the Six Circles Multi-Strategy Fund (the “Fund”) approved the addition of Logica Capital Advisers LLC (“Logica”) as an additional sub‑adviser to the Fund, effective September 30, 2026 (the “Effective Date”). On the Effective Date, Logica will begin managing Fund assets allocated to Logica by J.P. Morgan Private Investments Inc., the Fund’s adviser, pursuant to Logica’s “Asymmetric Alpha” investment strategy.
Accordingly, on the Effective Date, the Fund’s Prospectus is hereby amended as follows:
The fifth sentence of the third full paragraph under the “Risk/Return Summary — What are the Fund’s main investment strategies?” section of the Prospectus and the fifth sentence of the ninth paragraph under the “More About the Fund – SIX CIRCLES MULTI-STRATEGY FUND (THE “FUND”) – Principal Investment Strategies” section of the Prospectus are hereby deleted and replaced with the following:
The Adviser engages the following Sub‑Advisers: AHL Partners LLP (“AHL”), Pacific Investment Management Co. (“PIMCO”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Dynamic Beta Investments LLC (“DBi”), BlackRock Investment Management, LLC (“BlackRock”), Capital Fund Management S.A. (“CFM”) and Logica Capital Advisers LLC (“Logica”).
The following is added as the eleventh paragraph of the “Risk/Return Summary — What are the Fund’s main investment strategies?” section of the Prospectus and the nineteenth paragraph of the “More About the Fund – SIX CIRCLES MULTI-STRATEGY FUND (THE “FUND”) – Principal Investment Strategies” section of the Prospectus, relating to Logica:
Logica – Asymmetric Alpha Strategy
With respect to its allocated portion of the Fund, Logica seeks to achieve long-term capital appreciation and a structurally defensive portfolio. Logica’s return profile aims to provide low correlation to equity markets – with the intention that returns will increase as equity markets decline by larger amounts — over a full market cycle. Logica uses a systematic quantitative strategy that seeks positive returns from volatility in the equity markets and seeks to convert large market movements, in either direction, into a differentiated source of return. Logica implements this strategy by combining long exposure to the S&P 500 Index, obtained through exchange-traded S&P 500 index futures contracts, with a systematic quantitative options program that seeks to use options to obtain positive returns from volatility in the equity markets. Logica may also invest in other types of exchange-traded futures contracts including futures on other major equity market indices, U.S. Treasury securities, and the U.S. dollar.
Logica’s options program invests primarily in exchange-traded put and call options on the S&P 500 Index, as well as on other major market or sector indices. Logica’s investment decision process is primarily quantitative and rules-based and overlays disciplined discretionary input, meaning that investment decisions are driven by mathematical models with strict guidelines that leave a window for human judgment, rather than general discretionary market or macro-economic forecasts. The models evaluate the level and path of the index, its relationship with implied volatility, volatility‑of‑volatility, and other proprietary indicators in order to determine the strategy’s target options positions and its allocation between puts and calls. The positions are managed based on the above inputs, with the aim of monetizing market movement and volatility while managing the ongoing cost of running such program. Logica’s strategy seeks to target approximately neutral beta to the S&P 500 Index across a market cycle, while seeking to participate in gains when markets rise and also to profit, or at least moderate losses, when markets fall. In implementing its investment program, Logica may cause its allocated portion of the Fund to hold significant cash and cash equivalents from time to time, including to support margin and collateral requirements.

The following is added to the “Risk/Return Summary — The Fund’s Main Investment Risks” section of the Prospectus and to the table and disclosures below the table in the “More About the Fund – SIX CIRCLES MULTI-STRATEGY FUND (THE “FUND”) – INVESTMENT RISKS” section of the Prospectus:
Long Volatility Investing and Long Volatility Instruments. Long volatility investing (i.e., seeking positive returns from equity market volatility), is primarily carried out through long volatility instruments, such as equity or index options. There are certain costs associated with owning instruments that benefit from volatility. Without any trading, the mere ownership of a long volatility instrument, such as a put or call option, results in a slow loss of capital, oftentimes referred to in the financial industry as “bleed.” Analogous to purchasing insurance, and paying ongoing premiums, a long volatility instrument generally carries a cost of ownership, calculated daily, such that if held until expiration, the value would decay, over the time held, to reach zero. Given the risk of a worthless expiration, and the steady decay in value as it approaches expiration, the mere act of giving an investment the time it may need to succeed, imposes a cost, and associated loss, on the Fund. By investing in long volatility, a Sub‑Adviser, such as Logica, believes that such investment strategy can not only derive profits on its own merit but has the ability to generate enough profit to surpass the fixed cost of ownership, or value decay, associated with the mere ownership of such instruments. If a Sub‑Adviser, such as Logica, is wrong in its judgement or forecasts, portfolios it manages will not only lose on the incorrect forecast, but also on the “bleed” suffered during the time they held.
Options Risk. There are several risks associated with transactions in options, such as exchange-listed, over‑the‑counter and index options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time, especially when the Fund seeks to close out an option position; as a result, it may be costly to liquidate options. There is no assurance that a liquid market will exist for any particular option contract at any particular time even if the contract is traded on an exchange. Exchanges may establish daily price fluctuation limits for options contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day, making it impossible for the Fund to enter into new positions or close out existing positions. As a result, the Fund’s access to other assets held to cover its options positions could also be impaired. Although the Fund will attempt to enter into option transactions with creditworthy parties, the Fund may be at risk that the counterparties entering into the option transaction will not fulfill their obligations, particularly when the Fund utilizes over‑the‑counter options. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more volatile than investing directly in the underlying investment.
The second sentence of the first paragraph under the “Risk/Return Summary — Management — Sub‑Advisers and Sub‑Sub‑Advisers” section of the Prospectus is hereby deleted and replaced with the following:
AHL, PIMCO, T. Rowe Price, DBi, BlackRock, CFM and Logica are the current Sub‑Advisers to the Fund and BIL is the current Sub‑Sub‑Adviser to the Fund.
The following is added to the end of the “Risk/Return Summary — Management — Sub‑Advisers and Sub‑Sub‑Advisers” section of the Prospectus relating to Logica:
Logica

Portfolio Manager	Managed the Fund Since	Primary Title with Sub‑Adviser
Wayne Himelsein	2026	Chief Investment Officer
Patrick Rentz	2026	Head of Trading & Risk

The following is added to the end of the “The Fund’s Management and Administration — The Portfolio Managers – Sub‑Advisers and Sub‑Sub‑Adviser” section of the Prospectus, relating to Logica:
Logica
Logica is a SEC registered investment adviser, founded in 2011, and specializing in convex strategies. Logica is located at 11276 San Vicente Blvd., Suite 480, Los Angeles, California 90049. Logica manages approximately $453,761,977 in assets as of June 30, 2026.
Portfolio Managers:
Wayne Himelsein and Patrick Rentz serve as portfolio managers to the Fund.
Wayne Himelsein founded Logica Capital Advisers, LLC in 2011, and currently serves as its Chief Investment Officer. Mr. Himelsein is responsible for leading portfolio management and the overall implementation of the firm’s investment strategies. In this capacity, Mr. Himelsein heads the portfolio management team and is a member of both the investment and risk committees. He also directs the Firm’s overall investment strategies, oversees R&D and the selection of new strategies, and engages with investors globally. Beginning his career in 1995 as a proprietary trader, Mr. Himelsein launched his first quantitative hedge fund in 1999. He founded Logica in 2011. Mr. Himelsein holds a B.A. in English Literature and Creative Writing from the University of California, Berkeley.
Patrick Rentz co‑founded Logica Capital Advisers in 2011 and serves as Logica’s Head of Trading & Risk. Mr. Rentz is a member of both the investment and risk committees, and in this capacity helps to build and refine Logica’s proprietary models. Additionally, he oversees the day‑to‑day portfolio management and trading of the portfolios. Previously, Mr. Rentz worked as a quantitative analyst for HM Fund Management building models for the evaluation of actuarial inefficiencies, valuation of assets, creation of discounted cash flow analyses, and implementation of various risk related stress tests utilizing Monte Carlo methods and scenario analyses. Mr. Rentz holds a B.S. in Business Administration from the University of Tennessee-Knoxville.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE
J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.

SUPP‑6C‑MSF‑926

SIX CIRCLES FUNDS

Six Circles Multi-Strategy Fund

Supplement dated September 30, 2026

to the Statement of Additional Information

dated May 1, 2026 (“SAI”)

On September 15, 2026, the Board of Trustees for the Six Circles Multi-Strategy Fund (the “Fund”) approved the addition of Logica Capital Advisers LLC (“Logica”) as an additional sub-adviser to the Fund, effective September 30, 2026 (the “Effective Date”). On the Effective Date, Logica will begin managing Fund assets allocated to Logica by J.P. Morgan Private Investments Inc., the Fund’s adviser, pursuant to Logica’s “Asymmetric Alpha” investment strategy.

Accordingly, on the Effective Date, the SAI is hereby amended as follows:

The fourth paragraph under the “GENERAL – Miscellaneous” section of Part I of the SAI is hereby deleted and replaced with the following:

The Fund is advised by J.P. Morgan Private Investments Inc. (“JPMPI”) and sub-advised by the following sub-advisers and sub-sub-adviser: AHL Partners LLP (“AHL”), Pacific Investment Management Co. (“PIMCO”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Dynamic Beta Investments LLC (“DBi”), BlackRock Investment Management, LLC. (“BlackRock”), BlackRock International Limited (“BIL”), Capital Fund Management S.A. (“CFM”) and Logica Capital Advisers LLC (“Logica”). JPMPI is also referred to herein as the “Adviser.” AHL, PIMCO, T. Rowe Price, DBi, BlackRock, CFM and Logica are also referred to herein as the “Sub-Advisers” and, individually, as a “Sub-Adviser.” BIL is also referred to herein as a “Sub-Sub-Adviser.” Certain references herein to the Adviser may also include a Sub-Adviser, as the context requires. Additionally, certain references herein to a Sub-Adviser may also include a Sub-Sub-Adviser, as the context requires.

The first paragraph under the “INVESTMENT ADVISER, SUB-ADVISERS AND SUB-SUB-ADVISERS — Sub-Advisers and Sub-Sub-Advisers” section of Part I of the SAI is hereby deleted and replaced with the following:

AHL, PIMCO, T. Rowe Price, DBi, BlackRock, CFM and Logica serve as Sub-Advisers to the Multi-Strategy Fund. BIL serves as Sub-Sub-Adviser to the Multi-Strategy Fund. All Sub-Advisers discharge their responsibilities subject to the policies of the Trustees and the supervision of the Adviser. Each of AHL, PIMCO, T. Rowe Price, DBi, BlackRock, CFM, Logica and BIL is independent of the Adviser. Each Sub-Adviser is paid a monthly fee equal to a percentage of the daily net assets of the Fund allocated to it. The Sub-Sub-Adviser is paid a fee from the Sub-Adviser with which it has entered into a sub-sub-advisory agreement.

The following information relating to Logica is added to the end of the first table in the “PORTFOLIO MANAGERS — Portfolio Managers’ Other Accounts Managed — Sub-Advisers and Sub-Sub-Advisers.” section in Part I of the SAI:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Logica
Wayne Himelsein*	—	—	—	—	3	$16.2
Patrick Rentz*	—	—	—	—	3	$16.2

*	As of July 1, 2026

The following information relating to Logica is added to the end of the second table in the “PORTFOLIO MANAGERS — Portfolio Managers’ Other Accounts Managed — Sub-Advisers” section of Part I of the SAI:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Logica
Wayne Himelsein*	—	—	6	$221.1	1	$216.5
Patrick Rentz*	—	—	6	$221.1	1	$216.5

*	As of July 1, 2026

On the Effective Date, the first paragraph under the “INVESTMENT ADVISER, SUB-ADVISERS AND SUB-SUB-ADVISERS” section of Part II of the SAI is hereby deleted and replaced with the following:

Pursuant to an investment advisory agreement, JPMPI serves as investment adviser to the Funds. BlackRock, Insight, Goldman, PIMCO, PGIM, Capital, Nuveen, Allspring, Lord Abbett, RBC GAM (UK), Muzinich, AHL, T. Rowe Price, DBi, CFM, and Logica serve as investment sub-advisers to certain Funds pursuant to investment sub-advisory agreements with JPMPI. BIL, BSL, PGIML and RBC GAM (US) serve as investment sub-sub-advisers to the Fund pursuant to investment sub-sub-advisory agreements with their affiliated Sub-Advisers.

The following discussion of Logica is added to the end of the “INVESTMENT ADVISER, SUB-ADVISERS AND SUB-SUB-ADVISERS” section of Part II of the SAI:

Logica Capital Advisers LLC (“Logica”). Logica has been engaged by JPMPI to serve as an investment sub-adviser to the Six Circles Multi-Strategy Fund pursuant to an investment sub-advisory agreement (the “Logica Sub-Advisory Agreement”). Logica is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Logica is located at 11276 San Vicente Blvd., Suite 480, Los Angeles, California 90049.

Logica is paid monthly by JPMPI a fee based on the portion of assets under management of the Six Circles Multi-Strategy Fund allocated to Logica, as set forth in the Logica Sub-Advisory Agreement.

The Logica Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The following disclosure related to Logica is hereby added to the end of the “POTENTIAL CONFLICTS OF INTEREST — Conflicts of Interest Relating to the Sub-Advisers and Sub-Sub-Advisers” section of the SAI Part II:

Logica

Logica has adopted comprehensive policies and procedures to address potential conflicts of interest that may arise between a portfolio manager’s management of the Fund and the management of other funds or client accounts. Logica’s portfolio managers, in performing their duties, manage investment funds and client accounts other than the Fund (collectively with other accounts managed by Logica and its affiliates, “Other Accounts”). The Fund has no interest in these activities. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of Other Accounts for which the portfolio managers are responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time and resources among the Fund and Other Accounts they advise. In addition, due to differences in the investment strategies or restrictions between the Fund and the Other Accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another client account or fund managed by a portfolio manager may compensate Logica on the performance of the securities held by that Other Account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time and resources.

In certain instances, Logica provides investment management for several funds with the same or similar investment styles as those of the Fund. While managing multiple funds could potentially lead to conflicts of interest, such as trade allocation and fee disparities, Logica has implemented policies and procedures to ensure all clients are treated fairly and equitably, and that potential conflicts are minimized.

This includes electronic pro-rata pre-trade allocation policies where all orders are pre-allocated among participating funds and Other Accounts. Full and partial fills will be allocated electronically based on the pre-trade allocations. Furthermore, some funds are subject to different regulations or have different investment guidelines. Consequently, some funds may not be permitted to engage in certain transactions or to the same extent as other funds or client accounts managed by Logica. Logica’s policies are designed to navigate these differences while maintaining fairness and compliance with appropriate regulations and guidelines.

Logica’s Code of Ethics contains policies and procedures for personal account trading, restricted lists and the handling of material non-public information among other common potential conflicts. Additionally, Logica does not have any affiliated broker dealers, does not use soft dollars, and does not engage in cross trades between funds / client accounts. Finally, portfolio manager compensation is tied to the performance of Logica as a whole, not any individual client accounts or funds. Whenever conflicts of interest arise, the portfolio manager will report such potential conflict to the compliance department in accordance with Logica’s policies and procedures. While we believe we have taken appropriate steps to minimize known conflicts, there is no guarantee that these procedures will detect every situation in which a conflict arises. Additional information related to potential conflicts of interest are presented in greater detail within Part 2A of Logica’s Form ADV.

The following disclosure related to Logica is hereby added to the end of the “PORTFOLIO MANAGER COMPENSATION” section of the SAI Part II:

Logica

Logica’s portfolio managers and executive team are all equity owners of Logica, as such they receive a monthly base compensation as well as participate in firm profitability through distributions based on their respective ownership interests, rather than through individualized, formulaic performance bonuses tied to a single account or client. All other staff receive a base salary and are eligible to participate in a bonus pool, the gross size of which is based upon the profitability of the firm as a whole. No compensation is tied, or related in any fashion, to individual products. Logica believes this owner-operator structure strongly aligns the portfolio managers’ interests with those of clients, because their compensation depends on the firm’s long-term reputation, client retention and the sustained performance of its strategies.

The following disclosure related to Logica is hereby added to the end of “APPENDIX C — PROXY VOTING POLICIES” section of the SAI Part II:

Logica Capital Advisers LLC (“Logica”)

PROXY VOTING POLICY & PROCEDURES

Adopted March 2024

Revised August 2026

I.	Statement of Policy.

As a systematic adviser trading on a short-term basis, and through a study of price and volume behavior of securities, Logica’s main goal is to enhance performance returns for its clients through quantitative methods that aim to objectively evaluate market consensus unbiased by its own opinion or influence, and as such, Logica is not in a position to express an opinion on company management or its policies. Accordingly, Logica believes that it is in the clients’ best interest that Logica does not vote or advise on corporate governance matters (e.g., the election of directors, passing on shareholder proposals, or any other similar matter put to a general shareholder vote), and Logica’s general policy is to decline to vote all proxies on behalf of clients. This proxy voting policy (the “Proxy

Voting Policy” or the “Policy”) is disclosed in Logica’s Form ADV. As of the date of hereof, Logica has determined that it is generally in the best interests of its clients to abstain from voting or affirmatively decided not to vote.1

Notwithstanding the above, proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken by Logica to ensure that such rights are properly and timely exercised in accordance with Logica’s obligations to its clients. In the event Logica receives a proxy and elects to modify its approach and vote a proxy, Logica will undertake to vote the proxy in accordance with the following proxy voting procedures.

II.	Proxy Voting Procedures.

To the extent Logica were ever to exercise its proxy-voting authority, Logica would have sole and full discretion to vote or abstain from voting any proxy solicited with respect to the issuers of voting securities in the client accounts, and would exercise its good faith judgment in a manner it reasonably believes best serves the interests of the client, or in the case of a Fund, the Fund’s shareholders/investors, following a clear, documented process for each proxy received:

1. Receipt of Proxy Solicitation Materials. The Custodian would cause all proxy solicitation materials to be forwarded to Logica or, if engaged, to a third-party proxy voting service provider. Upon receipt, the security, issuer, meeting date, and applicable voting deadline would be recorded to ensure the proxy is voted timely.

2. Review of Proxy Materials. Logica would review the proposals under its written proxy voting procedures, exercising its good faith judgment in the best interests of the client or, in the case of a Fund, the Fund’s shareholders. Subject to SEC guidance, Logica may use recommendations from a third party in making voting decisions and may retain a third-party proxy voting service provider to perform the voting.

3. Conflicts Check. Logica would screen each proxy for any actual or potential conflict of interest and resolve any conflict identified in accordance with its written procedures, voting solely in the best interests of the client, or in the case of a Fund, the Fund’s shareholders.

4. Voting and Recordkeeping. Logica would cast the vote (or abstain) by the applicable deadline and maintain complete proxy voting records, including those required by Form N-PX.

5. Reporting and Certification. Upon request, Logica would provide a written report of proxies voted during the most recent 12-month period (or such other period as may be necessary). Upon request, Logica would also provide the Administrator with all proxy voting records relating to the Logica assets under management, and would provide an annual certification, attesting to the accuracy and completeness of such records.

[1]	Except as may be required under applicable laws and regulations (e.g., UCITS funds).

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.

SUPP-6C-SAI-MSF-926

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